SUBSCRIPTION AGREEMENT


                                _______ __, 1999


                  BLC Financial Services, Inc., a Delaware corporation (the "Company"), hereby agrees with the Purchaser listed on the signature page hereto (the "Purchaser") as follows:

                  Section 1.        ISSUANCE OF NOTES.

                  Section 1.1. Authorization. The Company has duly authorized the issue of up to $5,000,000 aggregate principal amount of its 9% Convertible Subordinated Notes due February 1, 2003 (the "Notes"), substantially in the form attached hereto as Exhibit A.

                  Section 1.2. Purchase and Sale of the Notes; the Closing. In reliance upon the representations of the Purchaser contained in Section 1.3 hereof and, subject to the terms and conditions set forth herein, the Company shall sell to the Purchaser on the date hereof and, subject to the terms and conditions hereof, the Purchaser shall purchase from the Company on the date hereof the principal amount of the Notes set forth below the Purchaser's signature at an aggregate purchase price equal to 100% of the aggregate principal amount of the Notes being purchased (the "Purchase Price").

                  On the date hereof, the Company will deliver to the Purchaser such Notes, registered in the Purchaser's name or in the name of the Purchaser's nominee, as may be specified by the Purchaser, duly executed and dated the date hereof, against the Purchaser's delivery to the Company (or to persons at the direction of the Company) of immediately available funds in the amount of the Purchase Price.

                  Section 1.3.      Representations of the Purchaser.

                  The Purchaser represents and warrants to the Company that on the date hereof and as of the Closing Date:

                  (a) Distribution. The Purchaser is not acquiring the Notes with a view to the distribution or sale of such in violation of the Securities Act of 1933, as amended (the "Securities Act").

                  (b) Offering of Purchaser Notes. The Purchaser has not offered the Notes for sale by any means of general solicitation or general advertising

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including,  but not limited to, any advertisements,  articles,  notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees were invited by any general solicitation or general advertising.

                  (c) Accredited Investor. The Purchaser is an "accredited investor" within the meaning of Rule 501 under the Securities Act and falls into the category of "accredited investor" initialled by the Purchaser below:

Initials

____         (1)    a bank as defined in Section  3(a)(2) of the  Securities
                    Act, or a savings and loan association or other  institution as defined  in Section  3(a)(5)(A)  of the  Securities  Act, whether  acting in its individual or fiduciary  capacity;  a broker or dealer  registered  pursuant  to Section 15 of the
                    Securities  Exchange Act of 1934,  as amended;  an insurance company as defined in Section 2(13) of the  Securities  Act;
                    an  investment   company  registered  under  the  Investment
                    Company Act of 1940, as amended,  or a business  development company as defined in Section  2(a)(48) of that Act; a Small
                    Business  Investment  Company  licensed by the United States
                    Small Business Administration under Section 301(c) or (d) of
                    the  Small   Business   Investment   Act  of  1953;  a  plan
                    established  and  maintained  by  a  state,   its  political
                    subdivisions, or any agency or instrumentality of a state or
                    its   political   subdivisions,   for  the  benefit  of  its
                    employees, if such plan has total assets in excess of $5 million; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of that Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5 million or, if a self-directed plan, with the investment decisions made solely by persons that are accredited investors;

____         (2)    a private  business  development  company  as defined in
                    Section 202(a)(22) of the Investment Advisers Act of 1940, as amended;

____         (3)    an  organization  described in Section  501(c)(3) of the
                    Internal Revenue Code of 1986, as amended, or a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring Notes or shares of Common Stock, with total assets in excess of $5,000,000;

____         (4)    a director or executive officer of the Company;

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____         (5)    a  natural  person  whose  net  worth,  individually  or
                    together  with  that  person's  spouse,   currently  exceeds
                    $1,000,000;

____         (6)    a  natural  person  who had an  individual  income  (not
                    including such person's spouse's income) in excess of $200,000 in 1997 and 1998, or joint income with such person's spouse in excess of $300,000 in each of those years, and who reasonably expects to reach the same income level in 1999;

____         (7)    a trust with total  assets in excess of  $5,000,000  not
                    formed for the specific purpose of acquiring shares of Common Stock, whose purchase is directed by a person having such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks entailed in the purchase of Notes or shares of Common Stock; or

____         (8)    an  entity  in  which  all  of the  equity  owners  are
                    "accredited investors."

                  The Purchaser (i) has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks entailed in the purchase of Notes and (ii) has had an opportunity to investigate the terms of the Notes, the business and financial condition of the Company, to ask questions of the Company and to obtain such information as the Purchaser requires from the Company.

                    Section 2. REPRESENTATIONS OF THE COMPANY. The Company represents and warrants to the Purchaser that on the date hereof and as of the Closing Date:

                  Section 2.1.      Organization and Authority of the Company.

                  (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and the Company has all requisite corporate power and authority to own or hold under lease the property it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Subscription Agreement, with respect to Notes issued to other purchasers of Notes and all other documents and agreements contemplated hereby and thereby (this Agreement, and all such other documents and agreements, collectively, the "Transaction Documents") and to perform the provisions hereof and thereof and to consummate the transactions contemplated hereby and thereby.

                  (b) The execution, delivery and performance of the Transaction Documents, and the consummation of the transactions contemplated hereby and thereby, have been duly authorized and approved by the Company. Each of the Transaction Documents has been duly authorized, executed and delivered by, and


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each is the valid and binding  obligation of, the Company,  enforceable  against the Company in accordance with its terms, except as may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws or by legal or equitable principles relating to or limiting creditors' rights generally.

                  Section 2.2.      Private Placement Memorandum.

                  (a) The Company has provided the Purchaser with the Confidential Private Placement Memorandum dated February 1, 1999 (the
"Memorandum") that (when read in conjunction with this Agreement and the schedules and exhibits hereto and thereto) describes, among other things, in all material respects the business, properties, assets, operations and financial condition of the Company.

                  (b) As of the Closing Date, the Memorandum does not contain, any untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  Section 3.        MISCELLANEOUS.

                  Section 3.1. Reliance on and Survival of Representations. All representations, warranties, covenants and agreements of the Company herein and in any certificates or other instruments delivered pursuant to any of the other Transaction Documents by the Company shall (i) be deemed to be material and to have been relied upon by each Purchaser, notwithstanding any investigation heretofore or hereafter made by any Purchaser or on its behalf, and (ii) survive the execution and delivery of this Agreement and of the Notes, for so long as the Notes are outstanding.

                  Section 3.2. Successors and Assigns. This Agreement shall bind and inure to the benefit of and be enforceable by the Company, each Purchaser and each of the Purchasers' respective successors and assigns, and, in addition, shall inure to the benefit of and be enforceable by each person who shall from time to time be a Purchaser of Notes.

                  Section 3.3. Notices. All notices and other communications provided for in this Agreement shall be in writing and delivered by registered or certified mail, postage prepaid, or delivered by overnight courier (for next business day delivery) or telecopied, addressed as follows, or at such other address as any of the parties hereto may hereafter designate by notice to the other parties given in accordance with this Section:

                  (i)      if to the Company:

                                    BLC Financial Services, Inc.
                                    645 Madison Avenue
                                    New York, New York  10022


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                                    Attention:  Robert F. Tannenhauser

                                    Telephone:       (212) 751-5626
                                    Telecopy:        (212) 751-9345

                           With a copy of any notice to:

                                    Weil, Gotshal & Manges LLP
                                    767 Fifth Avenue
                                    New York, NY  10153-0119
                                    Attention:  Simeon Gold, Esq.

                                    Telephone:       (212) 310-8000
                                    Telecopy:        (212) 310-8007

                  (ii)     if  to  the  Purchasers,   at  the  address  of  such
                           Purchaser as it appears on the books and records of the Company.

                  Any such notice or communication shall be deemed to have been duly given on the fifth day after being so mailed, the next business day after delivery by overnight courier, when sent by telecopier or upon receipt when delivered personally.

                    Section 3.4. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                  Section 3.5. Governing Law. This Agreement and the Notes and (unless otherwise provided) all amendments, supplements, waivers and consents relating hereto or thereto shall be governed by and construed in accordance with the laws of the State of New York.

                  Section 3.6. Waiver of Jury Trial. EACH OF THE PURCHASER AND THE COMPANY HEREBY AGREE TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE COLLATERAL DOCUMENTATION, THE NOTES OR ANY OTHER AGREEMENTS RELATING TO THE NOTES OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation, contract claims, tort claims, breach of duty claims and all other common law and statutory claims. The Purchaser and the Company each acknowledge that this waiver is a material inducement to enter into a business relationship, that each has already relied


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on the waiver in entering  into this  Agreement,  and that each will continue to rely on the waiver in their related future dealings. The Purchaser and the Company further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, THE NOTES OR ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE NOTES. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.



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                  IN  WITNESS   WHEREOF,   the  undersigned  has  executed  this
Agreement on the day and year first written above.

                                        Very truly yours,

                                        -------------------------------------
                                        PRINT OR TYPE NAME OF PURCHASER

                                        By:
                                           ----------------------------------
                                           Name:
                                                -----------------------------
                                           Title:
                                                -----------------------------
                                           Notes Purchased:  $
                                                              ---------------



The  foregoing  Subscription  Agreement
is hereby accepted as of the date first above written:

BLC FINANCIAL SERVICES, INC.


By:
     -----------------------------------
Name:    Robert F. Tannenhauser
Title:   President and Chief
         Executive Officer




Conversion
Price of
Notes Purchased:  $




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                                                  TABLE OF CONTENTS

                                                                           Page

Section 1.     ISSUANCE OF NOTES...........................................1

         Section 1.1.      Authorization...................................1
         Section 1.2.      Purchase and Sale of the Notes; the Closing.....1
         Section 1.3.      Representations of the Purchaser................1

Section 2.     REPRESENTATIONS OF THE COMPANY..............................3

         Section 2.1.      Organization and Authority of the Company.......3
         Section 2.2.      Private Placement Memorandum....................4

Section 3.     MISCELLANEOUS...............................................4

         Section 3.1.      Reliance on and Survival of Representations.....4
         Section 3.2.      Successors and Assigns..........................4
         Section 3.3.      Notices.........................................5
         Section 3.4.      Counterparts....................................5
         Section 3.5.      Governing Law...................................6
         Section 3.6.      Waiver of Jury Trial............................6


Exhibit A -       Form of Note



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                                                                       EXHIBIT B





                          BLC FINANCIAL SERVICES, INC.







                             SUBSCRIPTION AGREEMENT



                             Dated _______ __, 1999







                   9% Convertible Subordinated Notes due 2003



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